Exhibit 10.1

STOCK OPTION PLAN OF

HAWAIIAN TELCOM HOLDCO, INC.

Amendment No. 1

The Stock Option Plan of Hawaiian Telcom Holdco, Inc. (the “Plan”), dated as of November 8, 2005, is hereby amended, effective as of September 22, 2006, as follows:

1. Section 6.2 of the Plan is hereby amended in its entirety to read as follows:

“Section 6.2 Delegation by Committee

Except as otherwise determined by the Committee, all rights, powers and duties of the Committee under the Plan (except those granted pursuant to Sections 4.3, 5.3(c), 5.3(e), 7.8 and Article VII) shall be exercised by the CEO, subject to the approval of the Committee.”

2. Except as modified by this Amendment No. 1, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, Hawaiian Telcom Holdco, Inc. has caused this Amendment No. 1 to be executed on its behalf by its duly-authorized officer as of this 22nd day of September, 2006.

Hawaiian Telcom Holdco, Inc.

/s/ Alan M. Oshima
Alan M. Oshima Senior Vice President, General Counsel and Secretary